UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22802

FS Global Credit Opportunities Fund

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

The semi-annual report (the “Semi-Annual Report”) of FS Global Credit Opportunities Fund (the “Fund”) for the six months ended June 30, 2015 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

2015
SEMI-ANNUAL REPORT
FS GLOBAL CREDIT OPPORTUNITIES FUND
An alternative approach to global credit investing from Franklin Square Capital Partners
FS GLOBAL CREDIT
OPPORTUNITY FUND

Michael C. Forman
CHAIRMAN & CHIEF EXECUTIVE OFFICER
FS GLOBAL CREDIT OPPORTUNITIES FUND
GIVEN THE FUND’S VALUE-BASED APPROACH TO CREDIT INVESTING, PERIODS OF MARKET WEAKNESS PRESENTED BOTH CHALLENGES AND OPPORTUNITIES.
Fellow Shareholder,
We have always taken the view that uncertain and volatile markets present strong potential investing opportunities. The first half of 2015 saw a general return to normalcy; however, pockets of volatility remained and mixed economic messages continued to challenge the credit markets. Given FS Global Credit Opportunities Fund’s (the “Fund”) value-based approach to credit investing, these periods of market weakness presented both challenges and opportunities.
On one hand, U.S. corporate fundamentals were generally strong, with economic growth and corporate earnings remaining supportive of corporate credit. On the other hand, ongoing interest rate uncertainty, commodity price volatility and default risk from Greece injected a fresh bout of volatility into the markets, weighing on market sentiment during the second quarter.
Broad market conditions reflected these mixed signals. In the first quarter of 2015, investors put approximately $9 billion into high yield bond mutual funds only to withdraw a similar amount in the second quarter.1 High yield bond returns mirrored this ambivalence, returning 2.54% through the first three months of 2015, but losing 0.05% in the three months that followed.2 Senior secured loans experienced a similar impact, with returns falling from 2.07% in the first quarter to 0.79% in the second quarter.3 The negative sentiment of the second quarter carried over into the value-oriented areas of the high yield bond and loan markets, which returned -3.66% and -1.20%, respectively, in the second quarter of 2015 and -4.40% and -2.89%, respectively, through the first six months of the year.4,5 This marked the first time since 2005 that the value-oriented high yield bond market has experienced four consecutive quarterly declines and the first time ever that the value-oriented loan market has experienced four consecutive quarterly declines. We continue to believe this nearly unprecedented stretch of negative index performance highlights the growing opportunity for value-based investors in the credit markets.
PERFORMANCE REVIEW
Given the Fund’s focus on investing in value-based credit strategies, we expect that the Fund generally should provide returns and performance that are largely uncorrelated to the broader
1 Thomson Reuters Lipper
2 Bank of America Merrill Lynch High Yield Master II Index
3 Credit Suisse Leveraged Loan Index
4 Bank of America Merrill Lynch US High Yield Distressed Index. This index is a subset of the Bank of America Merrill Lynch US High Yield Index that includes all securities that trade with a spread over U.S. Treasuries greater than or equal to 10%.
5 Credit Suisse Distressed Loan Index. This is a subset of the Credit Suisse Leveraged Loan Index that contains only loan facilities priced at 90 cents on the dollar or lower.

AS OF JUNE 30, 2015, FUND — A’S AND FUND — D’S ANNUALIZED DISTRIBUTION RATES TO NEW SHAREHOLDERS WERE APPROXIMATELY 9.13% AND 9.72%, RESPECTIVELY.8
markets. The Fund generated a net asset value- (“NAV”) based total return of 2.31% in the first half of 2015.6 FS Global Credit Opportunities Fund — A (“Fund — A”) and FS Global Credit Opportunities Fund — D (“Fund — D” and, together with Fund — A, the “Companies”) each paid distributions of $0.43 per common share during the first half of 2015.7 As of June 30, 2015, Fund — A’s and Fund — D’s annualized distribution rates to new shareholders were approximately 9.13% and 9.72%, respectively.8 While the broader credit markets were challenging during the first half, the largest contributors to the Fund’s performance were two event-driven investments and one special situations opportunity.
Regarding the first event-driven investment, the Fund purchased subordinated debt and equity securities in a U.S. gaming company in August 2014 based on the view that the company could increase its enterprise value by restructuring its real estate portfolio. Subsequently, a competing gaming company offered to merge the company’s real estate holdings with its existing real estate investment trust — in line with the Fund’s initial investment thesis. Upon the announcement of the proposed merger and reorganization, the company’s debt and equity securities owned by the Fund traded higher. The Fund also sold its stake in an Irish telecommunications company for a significant gain in the second quarter of 2015. Previously, the Fund had purchased the company’s senior secured debt in the belief that the market was undervaluing the company. Later, the Fund played a significant role in a restructuring of the company to increase its competitive position in the marketplace.
Special situations represent investments that we believe offer compelling value as a result of financial stress. In October 2014, we invested in the bonds of a U.S.-based computer services company that were trading at a significantly discounted price in the secondary market. It was our belief that the bonds were undervalued due to the company’s underlying health. The bonds later traded higher in the secondary market as investors recognized the attractive risk-adjusted return potential.
6 The total return is historical and is calculated by determining the percentage change in NAV, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s NAV per share as of the share closing date occurring on or immediately following the distribution date.
7 The payment of future distributions on the Companies’ common shares is subject to the discretion of the Companies’ boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
8 The annualized distribution rates shown are expressed as percentages equal to the projected annualized distribution amount per share (which is calculated by annualizing the regular weekly cash distribution per share as of June 30, 2015, without compounding), divided by the applicable Company’s public offering price per share as of June 30, 2015. The distributions set forth above were funded in significant part by the reimbursement of certain expenses, including through the waiver of investment advisory fees payable by the Fund, and additional support payments that are subject to repayment to the Companies’ and the Fund’s affiliate, Franklin Square Holdings, L.P. (“Franklin Square”), and the Companies’ future distributions may be funded from such waivers, reimbursements or payments. Significant portions of these distributions were not based on the Fund’s investment performance and such waivers, reimbursements and payments by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the Companies’ expenses, including through the waiver of certain advisory fees, and provide additional support payments, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of amounts owed to Franklin Square will reduce the future distributions to which investors would otherwise be entitled.

WE WILL SEEK TO GROW THE FUND’S PORTFOLIO BY CAPITALIZING ON DISLOCATIONS THAT ARISE IN THE CREDIT MARKETS.
Notable detractors to the Fund’s first half performance included existing investments in energy and coal mining companies that remained under pressure during the first half of the year as a result of volatile commodity prices. Despite continued commodity price volatility, we continue to believe in these companies’ ability to withstand a prolonged period of low commodity prices and expect that demand for commodities will rebound over the longer term.
MARKET TRENDS AND OPPORTUNITIES
Looking to the second half of 2015, we will seek to grow the Fund’s portfolio by capitalizing on dislocations that arise in the credit markets. For those with the patience, experience and discipline to look past short-term market dislocations, market sell-offs can create a number of opportunities resulting from market price inefficiencies, special situations and event-driven investments.
With ongoing positive economic growth generally supportive of U.S. corporations, we believe the volatility in the credit markets, especially towards the end of the second quarter, has created an attractive entry point. More specifically, persistent volatility in the software and services and energy sectors, the Fund’s two largest industry exposures, has provided attractive opportunities for investment.
After years of ultra-easy monetary policies, the U.S. Federal Reserve appears to be preparing to raise interest rates for the first time since 2006. As the timing of this rate hike appears to draw closer, financial markets are likely to experience continued bouts of volatility. To help mitigate the effects of interest rate risk, the Fund has maintained a majority allocation to investments with floating interest rates and low duration.
While renewed volatility in the credit markets during the second quarter of 2015 impacted the performance of the Fund, we remain excited about the value-driven investment opportunities created by this volatility. Looking forward to the second half of 2015, we will continue to seek out assets that are being undervalued by the market and sectors that may have fallen out of favor with the goal of generating high potential income and total returns for shareholders. We look forward to an exciting second half of 2015. Thank you for your continued support and trust in us.
Sincerely,
MICHAEL C. FORMAN
Chairman & Chief Executive Officer
FS Global Credit Opportunities Fund

THE FUND INVESTS PRIMARILY IN SECURED AND UNSECURED FLOATING AND FIXED RATE LOANS, BONDS AND OTHER CREDIT INSTRUMENTS.
Portfolio composition (by fair value)
39%
SENIOR SECURED LOANS—FIRST LIEN
15%
SENIOR SECURED LOANS—SECOND LIEN
17%
SENIOR SECURED BONDS
24%
SUBORDINATED DEBT
2%
COLLATERALIZED SECURITIES
3%
EQUITY/OTHER
PORTFOLIO REVIEW9
JUNE 30, 2015
Industry classification (by fair value)
SOFTWARE & SERVICES 20%
ENERGY 18%
MATERIALS 8%
CONSUMER DURABLES & APPAREL 6%
MEDIA 6%
DIVERSIFIED FINANCIALS 5%
INSURANCE 5%
TRANSPORTATION 5%
CAPITAL GOODS 4%
RETAILING 4%
CONSUMER SERVICES 3%
FOOD, BEVERAGE & TOBACCO 3%
REAL ESTATE 3%
TECHNOLOGY HARDWARE & EQUIPMENT 3%
AUTOMOBILES & COMPONENTS 2%
FOOD & STAPLES RETAILING 2%
COMMERCIAL & PROFESSIONAL SERVICES 1%
HEALTH CARE EQUIPMENT & SERVICES 1%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCE 1%
TELECOMMUNICATIONS SERVICES <1%

FS Global Credit
Opportunities Fund
OFFICERS AND BOARD OF TRUSTEES
Officers
MICHAEL C. FORMAN
Chairman & Chief Executive Officer
WILLIAM GOEBEL
Chief Financial Officer
GERALD F. STAHLECKER
Executive Vice President
ZACHARY KLEHR
Executive Vice President
STEPHEN S. SYPHERD
Vice President, Treasurer & Secretary
JAMES F. VOLK
Chief Compliance Officer
Board of Trustees
MICHAEL C. FORMAN
Chairman & Chief Executive Officer
DAVID J. ADELMAN
Vice-Chairman
President & Chief Executive Officer,
Campus Apartments, Inc.
THOMAS J. GRAVINA
Trustee
Executive Chairman, GPX Enterprises, L.P.
WALTER W. BUCKLEY, III
Trustee
Chairman & Chief Executive Officer,
Actua Corporation
BARBARA J. FOUSS
Trustee
Former Director of Strategic Initiatives & Chief Credit Policy Officer, Sun National Bank
DAVID L. COHEN
Trustee
Executive Vice President, Comcast Corporation
PHILIP E. HUGHES, JR.
Trustee
Vice-Chairman of Keystone Industries
OLIVER C. MITCHELL, JR.
Trustee
Attorney & Consultant
CHARLES P. PIZZI
Trustee
Retired President, Director & Chief Executive Officer, Tasty Baking Company

FS Global Credit Opportunities Fund

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—51.6%
Acision Finance LLC		Software & Services	L+975	1.0%	12/15/18	$28,080	$27,071	$27,799
Alvogen Pharma US, Inc.	(e)	Pharmaceuticals, Biotechnology & Life Sciences	L+500	1.0%	4/1/22	7,468	7,432	7,506
Aspect Software, Inc.		Software & Services	L+550	1.8%	5/7/16	14,633	14,588	14,523
Avant Credit III Trust	(g)	Diversified Financials	L+1000	1.0%	1/31/16	2,456	2,456	2,449
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	9/15/17	1,164	1,164	1,161
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	10/15/17	1,157	1,157	1,154
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	11/15/17	1,368	1,368	1,365
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	4/15/18	2,125	2,125	2,120
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	5/15/18	802	802	800
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	6/15/18	497	497	496
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	7/15/18	707	707	705
Avaya Inc.	(e)	Technology Hardware & Equipment	L+550	1.0%	3/31/18	2,781	2,752	2,773
Avaya Inc.	(e)(f)	Technology Hardware & Equipment	L+525	1.0%	5/29/20	2,991	2,957	2,899
BBB Industries US Holdings, Inc.	(e)	Automobiles & Components	L+500	1.0%	11/3/21	9,975	9,793	10,054
Bioplan USA, Inc.	(e)	Materials	L+475	1.0%	9/13/21	26,135	22,255	22,476
Blue Coat Holdings, Inc.	(g)	Technology Hardware & Equipment	L+350	1.0%	5/20/20	1,591	1,591	1,577
BRG Sports, Inc.		Consumer Durables & Apparel	L+550	1.0%	4/15/21	6,126	6,169	6,157
Caesars Entertainment Operating Co., Inc.	(e)(f)(i)	Consumer Services	L+850	2.0%	10/31/16	1,245	1,147	1,106
Caesars Entertainment Operating Co., Inc.	(e)(i)	Consumer Services	L+575		3/1/17	4,256	4,012	3,644
Caesars Entertainment Operating Co., Inc.	(e)(f)(i)	Consumer Services	L+675		3/1/17	3,217	3,039	2,850
Caesars Entertainment Operating Co., Inc.	(e)(f)(i)	Consumer Services	L+875	1.0%	3/1/17	9,165	8,617	7,783
CEVA Group PLC	(g)	Transportation	L+500		3/19/19	25,000	24,301	21,625
CITGO Holding, Inc.	(e)	Energy	L+850	1.0%	5/12/18	5,047	5,009	5,078
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	12/26/15	975	975	974
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	1/23/16	930	930	929
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	2/20/16	782	782	781
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	3/27/16	1,022	1,022	1,022
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	4/27/16	1,530	1,530	1,528
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	5/22/16	1,382	1,382	1,380
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	6/26/16	2,796	2,796	2,793
CLP Issuer, LLC	(g)	Diversified Financials	L+1000	1.0%	5/2/17	10,583	10,583	10,573
Compuware Corporation	(e)	Software & Services	L+525	1.0%	12/15/21	22,885	21,816	22,406
Digital River, Inc.		Software & Services	L+650	1.0%	2/12/21	10,000	9,524	10,100
Drillships Financing Holding Inc.	(e)	Energy	L+500	1.0%	3/31/21	9,754	9,179	8,007
Drillships Ocean Ventures Inc.	(e)	Transportation	L+450	1.0%	7/25/21	7,331	6,392	6,268

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
EnergySolutions, LLC	(e)	Commercial & Professional Services	L+575	1.0%	5/29/20	$6,821	$6,703	$6,861
Extreme Reach, Inc.		Media	L+575	1.0%	1/24/20	1,888	1,866	1,884
Fairway Group Acquisition Co.		Food & Staples Retailing	L+400	1.0%	8/17/18	22,809	20,003	21,213
Fomento de Construcciones y Contratas, S.A.	(f)(h)	Real Estate	E+300		6/30/18	€4,413	5,549	4,553
Getty Images, Inc.	(e)(f)	Media	L+350	1.3%	10/18/19	$4,283	3,570	3,185
iHeartCommunications, Inc.	(e)	Media	L+750		7/30/19	9,229	9,053	8,661
MA Financeco., LLC	(e)	Software & Services	L+425	1.0%	9/15/21	5,789	5,550	5,808
Meldrew Participations B.V.	(f)(h)	Food, Beverage & Tobacco	E+400	1.0%	10/31/19	€15,422	17,193	16,545
Meldrew Participations B.V.	(f)(h)	Food, Beverage & Tobacco	E+400	1.0%	10/31/19	£90	134	135
NextGen Finance, LLC	(e)	Telecommunication Services	L+400	1.0%	5/28/19	$4,950	4,907	4,604
Novitex Acquisition, LLC		Software & Services	L+625	1.3%	7/7/20	18,135	17,574	17,228
Origami Owl, LLC	(g)	Consumer Durables & Apparel	L+700	1.5%	12/5/19	1,133	1,133	1,071
Origami Owl, LLC		Consumer Durables & Apparel	L+700	1.5%	12/5/19	2,267	2,267	2,142
Origami Owl, LLC		Consumer Durables & Apparel	L+700	1.5%	12/5/19	24,886	24,886	23,518
OSG Bulk Ships, Inc.	(e)	Transportation	L+425	1.0%	8/5/19	3,427	3,398	3,438
OSG International, Inc.	(e)	Transportation	L+475	1.0%	8/5/19	5,712	5,664	5,740
Reddy Ice Corp.		Food, Beverage & Tobacco	L+550	1.3%	5/1/19	2,458	2,209	2,194
Serena Software, Inc.	(e)	Software & Services	L+650	1.0%	4/14/20	16,269	16,353	16,360
Solocal Group S.A.	(f)(h)	Media	E+400		3/15/18	€26,171	24,585	23,469
Stardust Finance Holdings, Inc.	(e)	Materials	L+550	1.0%	3/13/22	$3,153	3,077	3,162
Stonewall Gas Gathering LLC		Capital Goods	L+775	1.0%	1/28/22	3,129	2,981	3,168
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+500	1.0%	3/29/19	17,491	15,905	16,135
TIBCO Software Inc.	(e)	Software & Services	L+550	1.0%	9/27/20	9,975	9,511	9,987
Toys “R” Us-Delaware, Inc.	(e)(f)	Retailing	L+375	1.5%	5/25/18	10,536	8,615	8,534
Toys “R” Us-Delaware, Inc.	(e)(f)	Retailing	L+875	1.0%	4/9/20	25,577	23,875	24,042
TTM Technologies, Inc.	(e)	Technology Hardware & Equipment	L+500	1.0%	5/31/21	10,279	9,923	10,151
Varsity Brands Holding Co., Inc.	(e)	Media	L+500	1.0%	12/11/21	9,328	9,241	9,404
Victory Capital Operating, LLC		Diversified Financials	L+600	1.0%	10/29/21	5,238	5,199	5,245
Walter Energy, Inc.	(f)(i)	Materials	L+625	1.0%	4/2/18	12,957	8,738	7,100
Weight Watchers International, Inc.	(e)(f)	Consumer Services	L+325	0.8%	4/2/20	12,198	6,390	5,918

Total Senior Secured Loans—First Lien							493,972	486,316
Unfunded Loan Commitments							(40,064)	(40,064)

Net Senior Secured Loans—First Lien							453,908	446,252

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—Second Lien—18.9%
Accellent Inc.	(e)	Health Care Equipment & Services	L+650	1.0%	3/11/22	$14,094	$13,752	$13,539
Asurion, LLC	(e)	Insurance	L+750	1.0%	3/3/21	6,489	6,536	6,609
BBB Industries US Holdings, Inc.		Automobiles & Components	L+875	1.0%	11/3/22	10,000	9,518	9,758
BRG Sports, Inc.		Consumer Durables & Apparel	L+925	1.0%	4/15/22	6,125	6,076	6,217
Capital Safety North America Holdings Inc.		Capital Goods	L+550	1.0%	3/28/22	1,333	1,332	1,348
Colouroz Investment 2 LLC	(e)	Materials	L+725	1.0%	9/5/22	3,429	3,404	3,428
Compuware Corporation		Software & Services	L+825	1.0%	12/15/22	20,476	17,929	19,162
DTZ U.S. Borrower, LLC	(e)	Real Estate	L+825	1.0%	11/4/22	6,261	6,224	6,292
Fieldwood Energy LLC	(e)	Energy	L+713	1.3%	9/30/20	12,878	10,666	9,922
Fomento de Construcciones y Contratas, S.A.	(h)	Real Estate	E+1100 PIK (1600 Max PIK)		6/30/18	€1,160	1,504	1,197
Hyland Software, Inc.	(f)	Software & Services	L+725	1.0%	6/12/23	$2,104	2,093	2,107
Inmar, Inc.		Software & Services	L+700	1.0%	1/27/22	11,783	11,700	11,577
Neff Rental LLC	(e)	Capital Goods	L+625	1.0%	6/9/21	31,133	31,121	30,958
Renaissance Learning, Inc.	(e)	Software & Services	L+700	1.0%	4/11/22	3,214	3,186	3,157
Road Infrastructure Investment, LLC	(e)	Materials	L+675	1.0%	9/30/21	1,241	1,236	1,178
Sedgwick Claims Management Services, Inc.	(e)	Insurance	L+575	1.0%	2/28/22	1,455	1,448	1,431
Stadium Management Corp.		Consumer Services	L+825	1.0%	2/27/21	1,000	1,000	1,005
Stardust Finance Holdings, Inc.	(e)	Materials	L+950	1.0%	3/13/23	8,458	8,011	8,331
Templar Energy LLC		Energy	L+750	1.0%	11/25/20	13,000	12,543	9,614
TNS, Inc.	(e)	Software & Services	L+800	1.0%	8/14/20	9,189	9,142	9,136
TransFirst Inc.	(e)(f)	Software & Services	L+800	1.0%	10/12/22	5,995	5,946	6,030
Vantage Energy, LLC		Energy	L+750	1.0%	12/20/18	1,818	1,805	1,691

Total Senior Secured Loans—Second Lien							166,172	163,687

Senior Secured Bonds—22.7%
American Energy—Woodford, LLC	(o)(p)	Energy	12.0% PIK (12.0% Max PIK)		12/30/20	4,486	3,187	3,185
Aspect Software, Inc.	(o)(q)	Software & Services	10.6%		5/15/17	16,500	15,106	15,923
Associated Materials, LLC	(o)	Capital Goods	9.1%		11/1/17	7,500	6,563	6,263
Avaya Inc.	(o)(p)(q)	Technology Hardware & Equipment	10.5%		3/1/21	26,719	22,565	22,177
CEDC Finance Corporation International, Inc.	(q)	Food, Beverage & Tobacco	10.0%		4/30/18	24,892	23,393	22,275
CEVA Group PLC	(p)(q)	Transportation	7.0%		3/1/21	20,973	20,759	20,554
CEVA Group PLC	(p)(q)	Transportation	9.0%		9/1/21	20,139	19,595	19,736
CITGO Holding, Inc.	(p)(q)	Energy	10.8%		2/15/20	31,893	31,358	32,650

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
DFC Finance Corp.	(o)(p)(q)	Diversified Financials	10.5%		6/15/20	$15,329	$12,188	$11,732
Drill Rigs Holdings, Inc.	(p)(q)	Energy	6.5%		10/1/17	2,891	2,355	2,559
Hovnanian Enterprises, Inc.	(o)(p)	Consumer Durables & Apparel	9.1%		11/15/20	915	968	940
Momentive Performance Materials Inc.	(o)	Materials	4.7%		4/24/22	11,408	9,586	9,500
Peabody Energy Corporation	(o)(p)	Energy	10.0%		3/15/22	77	60	49
SandRidge Energy, Inc.	(o)(p)	Energy	8.8%		6/1/20	21,948	21,932	19,657
Walter Energy, Inc.	(i)(n)(o)(p)	Materials	9.5%		10/15/19	16,695	14,160	9,057

Total Senior Secured Bonds							203,775	196,257

Subordinated Debt—31.6%
Arch Coal, Inc.	(q)	Energy	7.3%		10/1/20	7,753	4,547	2,151
Arch Coal, Inc.	(q)	Energy	7.3%		6/15/21	27,909	11,455	4,047
Ashton Woods USA LLC	(o)(p)	Consumer Durables & Apparel	6.9%		2/15/21	890	825	834
Beazer Homes USA, Inc.	(q)	Consumer Durables & Apparel	7.3%		2/1/23	15,300	15,095	14,918
Calumet Specialty Products Partners, L.P.	(p)(q)	Energy	7.8%		4/15/23	2,900	2,879	2,983
CIS General Insurance Ltd.	(o)	Insurance	12.0%		5/8/25	£27,838	42,562	45,418
Conn’s, Inc.	(q)	Retailing	7.3%		7/15/22	$10,500	10,213	10,303
Eclipse Resources Corp.	(f)(o)(p)	Energy	8.9%		7/15/23	14,150	13,783	13,743
Hovnanian Enterprises, Inc.	(f)(p)(q)	Consumer Durables & Apparel	7.0%		1/15/19	12,760	12,354	11,675
iHeartCommunications, Inc.	(f)(q)	Media	10.0%		1/15/18	34,973	29,355	28,284
iHeartCommunications, Inc.	(q)	Media	12.0%, 2.0% PIK (2.0% Max PIK)		2/1/21	10,254	8,318	7,434
Lightstream Resources Ltd.	(p)(q)	Energy	8.6%		2/1/20	9,953	7,479	6,493
Linn Energy, LLC	(q)	Energy	7.8%		2/1/21	233	187	183
Linn Energy, LLC	(q)	Energy	6.5%		9/15/21	14,270	13,320	11,505
Northern Oil and Gas, Inc.	(o)(p)(q)	Energy	8.0%		6/1/20	18,607	17,338	17,058
Ocean Rig UDW, Inc.	(o)(p)	Energy	7.3%		4/1/19	12,644	12,084	9,609
Pinnacle Entertainment, Inc.	(o)	Consumer Services	6.4%		8/1/21	5,977	6,294	6,343
PriSo Acquisition Corp.	(o)(p)	Materials	9.0%		5/15/23	22,450	22,350	22,001
Samson Investment Co.	(i)(o)	Energy	9.8%		2/15/20	23,114	11,900	1,213
SunGard Availability Services Capital, Inc.	(o)(p)(q)	Software & Services	8.8%		4/1/22	33,223	22,022	24,336
Valeant Pharmaceuticals, Inc.	(p)(q)	Pharmaceuticals, Biotechnology & Life Sciences	5.4%		3/15/20	2,413	2,413	2,494
YPF S.A.	(o)(p)	Energy	8.8%		4/4/24	15,248	15,668	15,477
YPF S.A.	(o)(p)	Energy	8.5%		7/28/25	15,000	14,868	14,785

Total Subordinated Debt							297,309	273,287

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Collateralized Securities—2.3%
CGMS CLO 2014-1A Class Subord.	(p)	Diversified Financials	13.6%		4/17/25	$8,000	$6,117	$6,441
CGMS CLO 2015-1A Class Subord.	(p)	Diversified Financials	12.9%		1/20/27	5,000	4,011	4,282
VOYA CLO 2014-3A Class Subord.	(p)	Diversified Financials	13.0%		7/25/26	5,000	4,088	3,955
Wind River CLO Ltd. 2013-2A Class Subord.	(p)	Diversified Financials	13.2%		1/18/26	6,000	4,428	4,795

Total Collateralized Securities							18,644	19,473

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Cost	Fair Value(d)
Equity/Other—4.3%
Conn’s, Inc., Common Equity	(i)(o)	Retailing		135,013	$5,648	$5,360
Enviva Partners, LP, Common Equity	(i)(o)	Energy		370,931	7,385	6,710
ERC Ireland Holdings Ltd., Common Equity	(h)(i)	Telecommunication Services		367	56	87
Federal Home Loan Mortgage Corp., Series F Preferred Equity	(i)(o)	Real Estate	5.0%	18,232	303	104
Federal Home Loan Mortgage Corp., Series K Preferred Equity	(i)(o)	Real Estate	5.8%	10,575	176	62
Federal Home Loan Mortgage Corp., Series O Preferred Equity	(i)(o)	Real Estate	5.8%	10,210	169	61
Federal Home Loan Mortgage Corp., Series R Preferred Equity	(i)(o)	Real Estate	5.7%	27,006	172	162
Federal Home Loan Mortgage Corp., Series S Preferred Equity	(i)(o)	Real Estate	4.0%	10,841	78	61
Federal Home Loan Mortgage Corp., Series V Preferred Equity	(i)(o)	Real Estate	5.6%	66,000	632	224
Federal Home Loan Mortgage Corp., Series W Preferred Equity	(i)(o)	Real Estate	5.7%	59,691	260	216
Federal Home Loan Mortgage Corp., Series X Preferred Equity	(i)(o)	Real Estate	6.0%	236,748	1,024	810
Federal Home Loan Mortgage Corp., Series Z Preferred Equity	(i)(o)	Real Estate	7.9%	1,614,746	8,344	6,055
Federal National Mortgage Association, Series 2004-1 Preferred Equity	(i)(o)	Real Estate	5.4%	18	336	216
Federal National Mortgage Association, Series F Preferred Equity	(i)(o)	Real Estate	CMT-16	15,250	266	111
Federal National Mortgage Association, Series H Preferred Equity	(i)(o)	Real Estate	5.8%	25,804	392	175
Federal National Mortgage Association, Series R Preferred Equity	(i)(o)	Real Estate	7.6%	66,000	624	238
Federal National Mortgage Association, Series S Preferred Equity	(i)(o)	Real Estate	7.8%	646,672	2,742	2,425
Federal National Mortgage Association, Series T Preferred Equity	(f)(i)(o)	Real Estate	8.3%	84,519	548	562
iStar Financial Inc., Series D Preferred Equity	(o)	Real Estate	8.0%	200,000	5,014	4,964
iStar Financial Inc., Series E Preferred Equity	(o)	Real Estate	7.9%	51,074	1,273	1,259
iStar Financial Inc., Series I Preferred Equity	(o)	Real Estate	7.5%	93,285	2,290	2,239
MPM Holdings, Inc., Common Equity	(i)(o)(p)	Materials		618	13	18
Northern Oil and Gas, Inc., Common Equity	(i)(o)	Energy		181,362	1,395	1,228

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Cost	Fair Value(d)
Pinnacle Entertainment, Inc., Call Option, Strike: $35.00	(i)(j)(o)	Consumer Services		2,743	$576	$946
Pinnacle Entertainment, Inc., Call Option, Strike: $36.00	(i)(j)(o)	Consumer Services		1,000	295	283
YPF S.A., Common Equity	(i)(o)	Energy		96,980	2,793	2,660

Total Equity/Other					42,804	37,236

TOTAL INVESTMENTS—131.4%					$1,182,612	1,136,192

LIABILITIES IN EXCESS OF OTHER ASSETS—(31.4%)	(k)					(271,654)

NET ASSETS—100.0%						$864,538

Investments Sold Short
Portfolio Company(a)	Industry	Maturity	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(1.2%)
Caesars Entertainment Corporation, Common Equity	Consumer Services	N/A	(72,078)	$(679)	$(441)
VelocityShares Daily Inverse VIX Short-Term ETN	Diversified Financials	12/4/30	(246,541)	(11,643)	(10,012)

Total Investments Sold Short				$(12,322)	$(10,453)

Options Written
Description	Put / Call	Strike	Expiration Date	Number of Contracts	Premiums Received	Fair Value(d)
Pinnacle Entertainment, Inc.	Call Option	$40.00	9/18/15	(3,982)	$(273)	$(427)
Pinnacle Entertainment, Inc.	Put Option	29.00	9/18/15	(2,821)	(305)	(74)

Total Options Written					$(578)	$(501)

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Credit Default Swaps on Corporate Issues—Sell Protection
Reference Entity	Counterparty	Implied Credit Spread at June 30, 2015(l)	Industry	Fixed Deal Receive Rate	Maturity	Notional(m)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MBIA Insurance Corp.	JPMorgan Chase Bank, N.A.	16.5%	Insurance	5.0%	3/20/18	$5,000	$(1,142)	$(808)	$(334)
MBIA Insurance Corp.	JPMorgan Chase Bank, N.A.	14.7%	Insurance	5.0%	6/20/19	2,000	(523)	(227)	(296)
MBIA Insurance Corp.	JPMorgan Chase Bank, N.A.	14.4%	Insurance	5.0%	9/20/19	6,000	(1,597)	(588)	(1,009)

Credit Default Swaps on Corporate Issues—Buy Protection

Reference Entity	Counterparty	Implied Credit Spread at June 30, 2015(l)	Industry	Fixed Deal Pay Rate	Maturity	Notional(m)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Abengoa Finance, S.A.U.	JPMorgan Chase Bank, N.A.	7.0%	Capital Goods	5.0%	3/20/16	€(1,496)	$23	$63	$(40)
Abengoa Finance, S.A.U.	JPMorgan Chase Bank, N.A.	8.6%	Capital Goods	5.0%	9/20/16	€(897)	40	31	9
Abengoa Finance, S.A.U.	JPMorgan Chase Bank, N.A.	10.3%	Capital Goods	5.0%	6/20/17	€(266)	26	32	(6)
Abengoa Finance, S.A.U.	JPMorgan Chase Bank, N.A.	10.5%	Capital Goods	5.0%	9/20/17	€(424)	48	51	(3)
Abengoa Finance, S.A.U.	JPMorgan Chase Bank, N.A.	10.6%	Capital Goods	5.0%	3/20/20	€(7,500)	1,546	1,154	392
Abengoa Finance, S.A.U.	JPMorgan Chase Bank, N.A.	10.5%	Capital Goods	5.0%	6/20/20	€(3,812)	810	719	91
Rallye SA	JPMorgan Chase Bank, N.A.	2.3%	Food & Staples Retailing	5.0%	3/20/20	€(410)	(50)	(52)	2

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2015, the three-month London Interbank Offered Rate (“L”) was 0.28%, the three-month Euro Interbank Offered Rate (“E”) was (0.01)% and the two-year Constant Maturity Treasury Rate (“CMT”) was 0.64%.

(c)	Denominated in U.S. dollars, unless otherwise noted.

(d)	Fair value is determined by FS Global Advisor, LLC, the Fund’s investment adviser, and approved by the Fund’s board of trustees. See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(e)	Security or portion thereof held by Dauphin Funding LLC, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding LLC’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)	Position or portion thereof unsettled as of June 30, 2015.

(g)	Security is an unfunded loan commitment.

(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

(i)	Security is non-income producing.

(j)	Options expire on September 18, 2015.

(k)	Includes the effect of investments sold short, options written and credit default swap positions.

(l)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(m)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(n)	Security or portion thereof on loan as of June 30, 2015.

(o)	Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(p)	Restricted security as to resale. As of June 30, 2015, the Fund held 35.1% of its net assets, with a current value of $303,275, in restricted securities.

(q)	Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNPP”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNPP (see Note 9).

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

June 30, 2015
Assets
Investments, at fair value (amortized cost—$1,182,612)(1)	$1,136,192
Cash	69,323
Foreign currency (cost—$40,955)	39,685
Interest receivable	17,566
Collateral held at broker for open swap contracts	6,920
Receivable for investments sold and repaid	85,091
Collateral held for securities loaned	9,433
Receivable on credit default swaps	21
Receivable for common shares sold	173
Expense reimbursement due from sponsor(2)	7,593
Unamortized swap premiums paid	1,998
Unrealized appreciation on credit default swaps	494
Deferred financing costs	185
Prepaid expenses	79

Total assets	$1,374,753

Liabilities
Obligation to return collateral held for securities loaned	$9,433
Payable for investments purchased	89,613
Payable on unsettled credit default swaps	2,537
Credit facilities payable	308,620
Cash due to broker	61,945
Investments sold short, at fair value (proceeds—$12,322)	10,453
Options written, at fair value (premiums received—$578)	501
Interest expense payable	1,078
Shareholder distributions payable	8,097
Management fees payable	12,469
Unamortized swap premiums received	1,623
Administrative services expense payable	572
Accounting and administrative fees payable	233
Professional fees payable	133
Payable on credit default swaps	233
Trustees’ fees payable	93
Unrealized depreciation on credit default swaps	1,688
Other accrued expenses and liabilities	894

Total liabilities	$510,215

Net assets	$864,538

Commitments and contingencies—($10,845)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 99,629,211 shares issued and outstanding	100
Capital in excess of par value	946,825
Accumulated net realized gain (loss)(4)	(44,348)
Accumulated net investment income(4)	7,998
Net unrealized appreciation (depreciation)	(46,037)

Net assets	$864,538

Net asset value per common share at period end	$8.68

(1)	Includes fair value of security on loan of $9,057.

(2)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)	See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Fund.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Operations

(in thousands)

Six Months Ended June 30, 2015
Investment income
Interest income	$48,456
Dividend income	357
Fee income	1,579
Securities lending income	68

Total investment income	50,460

Operating expenses
Management fees	11,983
Administrative services expenses	819
Accounting and administrative fees	382
Interest expense	3,060
Dividend expense on investments sold short	425
Professional fees	109
Trustees’ fees	306
Other general and administrative expenses	701

Total operating expenses	17,785
Less: Expense reimbursement from sponsor(1)	(3,053)

Net operating expenses	14,732

Net investment income	35,728

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(10,574)
Net realized gain (loss) on credit default swaps	(1,492)
Net realized gain (loss) on options written	(2,936)
Net realized gain (loss) on foreign currency	(1,701)
Net realized gain (loss) on investments sold short	(9,863)
Net change in unrealized appreciation (depreciation) on investments	3,786
Net change in unrealized appreciation (depreciation) on credit default swaps	22
Net change in unrealized appreciation (depreciation) on options written	1,410
Net change in unrealized gain (loss) on foreign currency	(2,296)
Net change in unrealized appreciation (depreciation) on investments sold short	1,684

Total net realized and unrealized gain (loss)	(21,960)

Net increase (decrease) in net assets resulting from operations	$13,768

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations
Net investment income	$35,728	$21,246
Net realized gain (loss)	(26,566)	(9,784)
Net change in unrealized appreciation (depreciation) on investments	3,786	(50,292)
Net change in unrealized appreciation (depreciation) on credit default swaps	22	(1,216)
Net change in unrealized appreciation (depreciation) on options written	1,410	(1,333)
Net change in unrealized gain (loss) on foreign currency	(2,296)	1,940
Net change in unrealized appreciation (depreciation) on investments sold short	1,684	185

Net increase (decrease) in net assets resulting from operations	13,768	(39,254)

Shareholder distributions(1)
Distributions from net investment income	(35,728)	(21,246)

Net decrease in net assets resulting from shareholder distributions	(35,728)	(21,246)

Capital share transactions
Issuance of common shares(2)	302,879	595,475

Net increase in net assets resulting from capital share transactions	302,879	595,475

Total increase in net assets	280,919	534,975
Net assets at beginning of period	583,619	48,644

Net assets at end of period	$864,538	$583,619

Accumulated net investment income(1)	$7,998	$7,998

(1)	See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)	See Note 3 for a discussion of transactions with respect to the Fund’s common shares for the six months ended June 30, 2015 and the year ended December 31, 2014.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Six Months Ended June 30, 2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$13,768
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(974,385)
Paid-in-kind interest	(113)
Proceeds from sales and repayments of investments	724,691
Purchases to cover investments sold short	(487,821)
Proceeds from investments sold short	475,336
Premiums paid on credit default swaps, net	(1,998)
Premiums received on credit default swaps, net	(15,019)
Premiums received on options written	4,130
Premiums received on exit of options written	(7,188)
Net realized (gain) loss on investments	10,574
Net realized (gain) loss on options written	2,936
Net realized (gain) loss on investments sold short	9,863
Net change in unrealized (appreciation) depreciation on investments	(3,786)
Net change in unrealized (appreciation) depreciation on credit default swaps	(22)
Net change in unrealized (appreciation) depreciation on options written	(1,410)
Net change in unrealized (appreciation) depreciation on investments sold short	(1,684)
Accretion of discount	(5,245)
Amortization of deferred financing costs	375
Unrealized (gain)/loss on borrowings in foreign currency	443
(Increase) decrease in collateral held at broker for open swap contracts	14,645
(Increase) decrease in expense reimbursement and additional support payment due from sponsor(1)	(1,578)
(Increase) decrease in receivable for investments sold and repaid	(56,121)
(Increase) decrease in interest receivable	(6,144)
(Increase) decrease in receivable on credit default swaps	44
(Increase) decrease in prepaid expenses	(76)
Increase (decrease) in payable on credit default swaps	233
Increase (decrease) in payable for investments purchased	(167,076)
Increase (decrease) in payable on unsettled credit default swaps	2,537
Increase (decrease) in cash due to broker	(15,676)
Increase (decrease) in interest expense payable	910
Increase (decrease) in management fees payable	8,389
Increase (decrease) in administrative services expense payable	565
Increase (decrease) in accounting and administrative fees payable	183
Increase (decrease) in professional fees payable	(92)
Increase (decrease) in trustees’ fees payable	7
Increase (decrease) in other accrued expenses and liabilities	805

Net cash used in operating activities	(475,000)

Cash flows from financing activities
Issuance of common shares	317,029
Shareholder distributions	(27,788)
Borrowings under credit facilities(2)	228,077
Deferred financing costs paid	(150)

Net cash provided by financing activities	517,168

Total increase (decrease) in cash(3)	42,168
Cash at beginning of period	66,840

Cash at end of period(4)	$109,008

(1)	See Note 4 for a discussion of reimbursements and other amounts paid to the Fund by its investment adviser and affiliates.

(2)	See Note 9 for a discussion of the Fund’s financing arrangements. During the six months ended June 30, 2015, the Fund paid $733 of interest expense on the financing arrangements and paid $1,042 on amounts due to broker.

(3)	Includes net change in unrealized appreciation (depreciation) on foreign currency holdings of $(1,882).

(4)	Balance includes foreign currency holdings.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Period from January 28, 2013 (Inception) to December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$8.91	$10.02	$10.00
Results of operations
Net investment income (loss)(2)(3)	0.43	0.87	—
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.23)	(1.11)	0.07

Net increase (decrease) in net assets resulting from operations	0.20	(0.24)	0.07

Shareholder distributions(4)
Distributions from net investment income	(0.43)	(0.87)	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.43)	(0.87)	(0.05)

Net asset value, end of period	$8.68	$8.91	$10.02

Shares outstanding, end of period	99,629,211	65,529,194	4,857,035

Total return(5)(6)	2.31%	(2.94)%	0.65%

Ratio/Supplemental Data:
Net assets, end of period	$864,538	$583,619	$48,644

Ratio of net investment income (loss) to average net assets(6)(7)(8)	4.86%	9.01%	(0.41)%

Ratio of total operating expenses to average net assets(6)(7)	2.42%	3.72%	9.36%
Ratio of expense reimbursement from sponsor to average net assets(6)(7)	(0.42)%	(3.10)%	(8.53)%

Ratio of net operating expenses to average net assets(6)(7)	2.00%	0.62%	0.83%

Portfolio turnover(6)	72.79%	165.25%	—

Total amount of senior securities outstanding exclusive of treasury securities	$370,565	$157,721	$—

Asset coverage per unit(9)	3.26	4.45	—

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)	Net investment loss for the period from January 28, 2013 (Inception) to December 31, 2013 was less than $0.005 per common share.

(4)	The per share data for distributions reflects the actual amount of distributions paid per common share during the applicable period.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights (continued)

(in thousands, except share and per share amounts)

(5)	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund’s investment portfolio during the applicable period and do not represent an actual return to shareholders.

(6)	Data for periods of less than one year are not annualized.

(7)	Average daily net assets for the applicable period is used for this calculation.

(8)	Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been 4.44%, 5.91% and (8.94)% for the six months ended June 30, 2015, the year ended December 31, 2014 and the period from January 28, 2013 (Inception) to December 31, 2013, respectively.

(9)	Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013 upon FS Global Credit Opportunities Fund—A, or Fund—A, and FS Global Credit Opportunities Fund—D, or Fund—D, and, together with Fund—A, the Companies, collectively raising net offering proceeds of $2,500 in the aggregate, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Fund, the Companies, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP, or GSO. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or Franklin Square Holdings. As of June 30, 2015, approximately 84% and 16% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A and Fund—D, respectively.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2015, the Fund had two wholly-owned financing subsidiaries, one wholly-owned subsidiary through which it holds interests in certain non-controlled and non-affiliated portfolio companies and another wholly-owned subsidiary through which it may hold certain interests in portfolio companies from time to time. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2015. All significant intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2014 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investments: The Fund determines the fair value of its investment portfolio each day that the New York Stock Exchange is open for business as of the close of the regular trading session. The Fund calculates the net asset value, or NAV, of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

FS Global Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which were developed by the Fund’s valuation committee and approved by the Fund’s board of trustees, or the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Global Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

When determining the fair value of an asset, FS Global Advisor seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that FS Global Advisor deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, FS Global Advisor uses the following valuation methods:

•	The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•

If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such securities using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.

•

To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Global Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, FS Global Advisor may rely upon valuations obtained from an independent valuation firm.

In making its determination of fair value, FS Global Advisor may use independent third-party pricing or valuation services; provided that FS Global Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Global Advisor shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that FS Global Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as FS Global Advisor, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Global Advisor, under the supervision of the Board.

Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if there is reason to doubt the collectability of such income. Loan origination fees, original issue

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited consolidated statement of operations. During the six months ended June 30, 2015, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s unaudited consolidated financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the fair value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Options Written: The Fund may write call and put options in an effort to manage risk and/or generate gains from options premiums. When the Fund writes a call option, it gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the Fund to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes a put option, it gives the holder the right to sell and obligates the Fund to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Securities Lending: The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions to the extent permitted by the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by FS Global Advisor to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments. As of June 30, 2015, the Fund had securities on loan valued at $9,057 and received cash collateral with a value of $9,433 representing 1.0% and 1.1% of net assets, respectively.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended June 30, 2015 and the year ended December 31, 2014:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	34,100,017	$302,879	60,672,159	$595,475

Common shares of the Fund are issued solely to Fund—A and Fund—D in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. During the six months ended June 30, 2015, the Fund issued 29,119,923 common shares to Fund—A and 4,980,094 common shares to Fund—D for gross proceeds of $258,700 and $44,179, respectively. During the year ended December 31, 2014, the Fund issued 50,408,466 common shares to Fund—A and 10,263,693 common shares to Fund—D for gross proceeds of $495,313 and $100,162, respectively.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund intends to repurchase common shares held by Fund—A and Fund—D to the extent necessary to accommodate repurchase requests under each Company’s share repurchase program. During the six months ended June 30, 2015, the Fund did not repurchase any of its common shares to accommodate repurchase requests under the Companies’ share repurchase programs.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, or the investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets and (b) an incentive fee based on the Fund’s performance. The Fund commenced accruing fees under the investment advisory agreement on December 12, 2013, upon commencement of the Fund’s investment operations. Management fees are calculated and payable quarterly in arrears.

The incentive fee is calculated and payable quarterly in arrears based on the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Companies’ share repurchase programs.

The calculation of the incentive fee for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•

100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

•

20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

Franklin Square Holdings funded organization costs in the amount of $22 for the period from January 28, 2013 (Inception) to December 31, 2013. These costs were recorded by the Fund as a contribution to capital. The organization costs were charged to expense as incurred by the Fund. Under the terms of the administration agreement, upon satisfaction of the minimum offering requirement, FS Global Advisor became entitled to receive 1.5% of offering proceeds from the issuance of the Fund’s common shares until all organization and offering costs funded by FS Global Advisor and its affiliates (including Franklin Square Holdings) have been recovered. Any such reimbursements will be recorded by the Fund as a reduction of capital. During the period from December 12, 2013 (Commencement of Investment Operations) through June 30, 2015, the Fund did not reimburse FS Global Advisor or its affiliates for organization costs previously funded.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the investment advisory agreement and the administration agreement during the six months ended June 30, 2015:

Related Party	Source Agreement	Description	Six Months Ended June 30, 2015

FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$11,983

FS Global Advisor	Investment Advisory Agreement	Incentive Fee	$—

FS Global Advisor	Administration Agreement	Administrative Services Expenses(2)	$819

(1)	During the six months ended June 30, 2015, $1,475 in management fees were paid to FS Global Advisor and $2,119 of expense reimbursements due from sponsor were used to offset management fees payable. As of June 30, 2015, $12,469 in management fees were payable to FS Global Advisor.

(2)	During the six months ended June 30, 2015, the Fund paid $254 in administrative services expenses to FS Global Advisor.

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed approximately $100 to purchase 5,000 common shares of beneficial interest of Fund—A and 5,000 common shares of beneficial interest of Fund—D, in each case at a price of $10.00 per share. The Companies, in turn, each purchased 10,000 common shares of the Fund at $10.00 per share. The principals will not tender for repurchase the common shares of the Companies held by them as long as FS Global Advisor remains the Fund’s investment adviser.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to Franklin Square Holdings’ other sponsored investment funds, including FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund, FSIC II Advisor, LLC, the investment adviser to FS Investment Corporation II, and FSIC III Advisor, LLC, the investment adviser to FS Investment Corporation III. As a result, such members provide investment advisory services to the Fund, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III. While none of FS Global Advisor, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC or FSIC III Advisor, LLC is currently making private corporate debt investments for clients other than the Fund, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, respectively, any such entity may do so in the future. In the event that FS Global Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and/or FS Investment Corporation III, rather than to the Fund.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Expense Reimbursement Agreement and Additional Support Payments

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and Franklin Square Holdings, or the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Fund will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Fund will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The Fund or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that the Fund bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the expense reimbursement agreement, if any, will be determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Fund to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

The following table reflects the expense reimbursement and additional support payments made by Franklin Square Holdings to the Fund as of June 30, 2015 that may be subject to reimbursement to Franklin Square Holdings:

Quarter Ended	Amount of Expense Reimbursement and Additional Support Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
December 31, 2013	$459	6.09%	8.68%	December 31, 2016
March 31, 2014	$1,296	1.35%	8.55%	March 31, 2017
June 30, 2014	—	N/A	N/A	N/A
September 30, 2014	$46	0.45%	8.86%	September 30, 2017
December 31, 2014	$5,969	0.69%	9.76%	December 31, 2017
March 31, 2015	$2,089	0.83%	9.77%	March 31, 2018
June 30, 2015	$964	0.53%	10.02%	June 30, 2018

(1)	The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular weekly cash distribution per common share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

Franklin Square Holdings is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Fund’s expenses in future years.

FS Benefit Trust

On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. In connection with Fund—A’s weekly closing occurring on June 24, 2015, FS Benefit Trust purchased approximately $31 of Fund—A’s common shares at a purchase price of approximately $8.76 per share, which represents Fund—A’s public offering price as of such date, net of selling commissions and dealer manager fees. The Fund issued 3,565 common shares to Fund—A in respect of the common shares of Fund—A purchased by FS Benefit Trust.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per common share that the Fund declared and paid on its common shares during the six months ended June 30, 2015 and the years ended December 31, 2014 and 2013:

	Distribution
Fiscal Period	Per Share	Amount
For the Year Ended December 31, 2013(1)	$0.0502	$243
For the Year Ended December 31, 2014	$0.8695	$21,246
For the Six Months Ended June 30, 2015	$0.4324	$35,728

(1)	Represents the cash distributions per common share declared by the Fund for the period from December 12, 2013 (Commencement of Investment Operations) to December 31, 2013.

On July 7, 2015, the Board declared regular weekly cash distributions for July 2015 through September 2015. The regular weekly cash distributions, each in the amount of $0.016722 per common share, have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Each of the Companies has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Company can elect to receive their cash distributions in additional common shares of such Company. To the extent that a Company’s shareholders reinvest their cash distributions, such Company will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Companies to their respective shareholders) may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies and expense reimbursements and additional support payments from Franklin Square Holdings. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

The Fund expects that for a period of time following commencement of its investment operations, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Global Advisor, that are subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or Franklin Square Holdings continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by Franklin Square Holdings and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the six months ended June 30, 2015, if Franklin Square Holdings had not reimbursed certain of the Fund’s expenses, 9% of the cash distributions paid to shareholders during such period would have been funded from offering proceeds or borrowings. For the year ended December 31, 2014, if Franklin Square Holdings had not reimbursed certain of the Fund’s expenses, 34% of the cash distributions paid to shareholders during such period would have been funded from offering proceeds or borrowings.

The following table reflects the sources of the cash distributions on a tax basis that the Fund paid on its common shares during the six months ended June 30, 2015 and the year ended December 31, 2014:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement from sponsor)(1)	32,675	91%	13,935	66%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Gains from credit default swaps (ordinary income for tax)	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	3,053	9%	7,311	34%

Total	$35,728	100%	$21,246	100%

(1)	During the six months ended June 30, 2015 and the year ended December 31, 2014, 89.4% and 95.4% of the Fund’s gross investment income, respectively, was attributable to cash income earned and 10.6% and 4.6%, respectively, was attributable to non-cash accretion of discount and paid-in-kind interest.

The Fund’s net investment income on a tax basis for the six months ended June 30, 2015 and the year ended December 31, 2014 was $34,629 and $28,028, respectively. As of June 30, 2015, the Fund had $5,683 of undistributed net investment income on a tax basis.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2015:

Six Months Ended June 30, 2015
GAAP-basis net investment income	$35,728
Reclassification of the mark-to-market of unrealized gains on credit default swaps	22
Reclassification of credit default swap payments and amortization to income for tax purposes from realized gains for book purposes	580
Other miscellaneous differences	(1,701)

Tax-basis net investment income	$34,629

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of June 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Six Months Ended June 30, 2015
Distributable ordinary income	$5,683
Capital loss carryover(1)	(35,873)
Net unrealized depreciation(2)	(52,197)

$(82,387)

(1)	The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire.

(2)	As of June 30, 2015, gross unrealized appreciation was $17,447 and gross unrealized depreciation was $69,644.

The aggregate cost of the Fund’s investments for federal income tax purposes totaled $1,188,902 as of June 30, 2015. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(52,197) as of June 30, 2015.

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) whose primary underlying risk exposure is credit risk as of June 30, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Credit default swap contracts	$2,513	(1)	$3,544	(2)
Options purchased	$1,229	(3)	$—
Options written	$—		$501	(4)

(1)	Unaudited consolidated statement of assets and liabilities location: Receivable on credit default swaps, unamortized swap premiums paid and unrealized appreciation on credit default swaps.

(2)	Unaudited consolidated statement of assets and liabilities location: Unamortized swap premiums received, payable on credit default swaps and unrealized depreciation on credit default swaps.

(3)	Unaudited consolidated statement of assets and liabilities location: Investments, at fair value.

(4)	Unaudited consolidated statement of assets and liabilities location: Options written, at fair value.

The Fund adopted new disclosure requirements for offsetting assets and liabilities, pursuant to which the Fund discloses both gross and net information for assets and liabilities related to derivatives. The Fund’s derivative assets and liabilities at fair value by risk, which are reported on a gross basis on its unaudited consolidated statement of assets and liabilities, are presented in the table above.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2015:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$2,513	$2,513	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$3,544	$2,513	$—	$1,031	$—
JPMorgan Chase Bank, N.A.	501	—	—	501	—

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited consolidated statement of operations whose primary underlying risk exposure is credit risk for the six months ended June 30, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit default swap contracts	$(1,492	)(1)	$22	(2)
Options purchased	$(1,533	)(3)	$642	(4)
Options written	$(2,936	)(5)	$1,410	(6)

(1)	Unaudited consolidated statement of operations location: Net realized gain (loss) on credit default swaps.

(2)	Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on credit default swaps.

(3)	Unaudited consolidated statement of operations location: Net realized gain (loss) on investments.

(4)	Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on investments.

(5)	Unaudited consolidated statement of operations location: Net realized gain (loss) on options written.

(6)	Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) options written.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The average notional amount of credit default swap contracts outstanding during the six months ended June 30, 2015, which is indicative of the volume of this derivative type, was approximately $33,943.

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the six months ended June 30, 2015 was as follows:

Options Written
Fair value at beginning of period	$(2,033)
Net realized gain (loss)	(2,936)
Net change in unrealized appreciation (depreciation)	1,410
Premiums received on options written	(4,130)
Premiums paid on exit	7,188

Fair value at end of period	$(501)

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2015:

	June 30, 2015
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$453,908	$446,252	39%
Senior Secured Loans—Second Lien	166,172	163,687	15%
Senior Secured Bonds	203,775	196,257	17%
Subordinated Debt	297,309	273,287	24%
Collateralized Securities	18,644	19,473	2%
Equity/Other	42,804	37,236	3%

Total	$1,182,612	$1,136,192	100%

Investments Sold Short	$(12,322)	$(10,453)

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of June 30, 2015, the Fund did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

the terms of the underlying loan agreements. As of June 30, 2015, the Fund had five senior secured loan investments with aggregate unfunded commitments of $40,064. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2015:

	June 30, 2015
Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$19,812	2%
Capital Goods	41,737	4%
Commercial & Professional Services	6,861	1%
Consumer Durables & Apparel	66,339	6%
Consumer Services	29,878	3%
Diversified Financials	53,641	5%
Energy	202,257	18%
Food & Staples Retailing	21,213	2%
Food, Beverage & Tobacco	41,149	3%
Health Care Equipment & Services	13,539	1%
Insurance	53,458	5%
Materials	86,251	8%
Media	82,321	6%
Pharmaceuticals, Biotechnology & Life Science	10,000	1%
Real Estate	31,986	3%
Retailing	48,239	4%
Software & Services	231,774	20%
Technology Hardware & Equipment	37,986	3%
Telecommunication Services	4,691	0%
Transportation	53,060	5%

Total	$1,136,192	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of June 30, 2015:

	June 30, 2015
Geographic Location(1)	Fair Value	Percentage of Portfolio
United States	$879,400	77%
Europe	202,273	18%
Other	54,519	5%

Total	$1,136,192	100%

(1)	Geographic location based on the portfolio company’s headquarters or principal place of business.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

Purchases and sales of securities during the six months ended June 30, 2015, other than short-term securities and U.S. government obligations, were $974,385 and $724,691, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2015, the Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	June 30, 2015
Level 1—Price quotations in active markets	$37,131
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	1,099,061

Total	$1,136,192

As of June 30, 2015, the Fund’s credit default swaps, investments sold short and options written were categorized as follows in the fair value hierarchy:

	June 30, 2015
Valuation Inputs	Asset	Liability
Level 1—Price quotations in active markets	$—	$(10,954)
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	2,492	(3,311)

Total	$2,492	$(14,265)

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The Fund’s investments as of June 30, 2015 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund valued its investments and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. Twenty-four equity/other investments and two investments sold short which were traded on an active public market were valued at their closing prices as of June 30, 2015. Eighteen senior secured loan investments were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the debt.

The Fund periodically benchmarks the bid and ask prices it receives from third-party pricing services against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Fund believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Fund may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which the Fund purchases and sells its investments. The Fund’s valuation committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2015 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Six Months Ended June 30, 2015
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$442,581	$140,453	$118,215	$160,370	$9,328	$983	$871,930
Accretion of discount (amortization of premium)	2,188	337	866	1,854	—	—	5,245
Net realized gain (loss)	735	(48)	(4,772)	(7,185)	—	816	(10,454)
Net change in unrealized appreciation (depreciation)	4,236	1,519	(866)	(1,858)	450	196	3,677
Purchases	211,481	41,849	246,095	424,837	10,551	747	935,560
Paid-in-kind interest	113	—	—	—	—	—	113
Sales and redemptions	(215,082)	(20,423)	(163,281)	(304,731)	(856)	(2,637)	(707,010)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$446,252	$163,687	$196,257	$273,287	$19,473	$105	$1,099,061

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$102	$1,384	$(1,649)	$(9,164)	$450	$196	$(8,681)

The following is a reconciliation for the six months ended June 30, 2015 of investments sold short for which significant unobservable inputs (Level 3) were used in determining fair value:

For the Six Months Ended June 30, 2015
Fair value at beginning of period	$—
Accretion of discount (amortization of premium)	—
Net realized gain (loss)	(110)
Net change in unrealized appreciation (depreciation)	—
Sales	(1,202)
Purchases to cover	1,312
Net transfers in or out of Level 3	—

Fair value at end of period	$—

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments sold short still held at the reporting date	$—

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2015 of credit default swaps—sell protection for which significant unobservable inputs (Level 3) were used in determining fair value:

For the Six Months Ended June 30, 2015
Fair value at beginning of period	$(17,858)
Net realized gain (loss)	(1,305)
Net change in unrealized appreciation (depreciation)	(423)
Swap premiums received	(5,839)
Coupon payments received	(579)
Premiums paid on exit	22,742
Net transfers in or out of Level 3	—

Fair value at end of period	$(3,262)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to credit default swaps—sell protection still held at the reporting date	$(676)

The following is a reconciliation for the six months ended June 30, 2015 of credit default swaps—buy protection for which significant unobservable inputs (Level 3) were used in determining fair value:

For the Six Months Ended June 30, 2015
Fair value at beginning of period	$—
Net realized gain (loss)	(187)
Net change in unrealized appreciation (depreciation)	445
Swap premiums paid	3,047
Coupon payments paid	390
Premiums received on exit	(1,252)
Net transfers in or out of Level 3	—

Fair value at end of period	$2,443

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to credit default swaps—buy protection still held at the reporting date	$445

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2015 are as follows:

Type of Investment	Fair Value at June 30, 2015	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$403,463	Market Quotes	Indicative Dealer Quotes	47.9% - 101.8%	93.0%
	42,789	Market Comparables	Market Yield (%)	11.0% - 12.5%	11.8%
Senior Secured Loans—Second Lien	163,687	Market Quotes	Indicative Dealer Quotes	73.4% - 102.2%	95.5%
Senior Secured Bonds	196,257	Market Quotes	Indicative Dealer Quotes	53.5% - 103.3%	90.1%
Subordinated Debt	273,287	Market Quotes	Indicative Dealer Quotes	4.3% - 106.8%	89.6%
Collaterlized Securities	19,473	Market Quotes	Indicative Dealer Quotes	79.1% - 85.6%	81.2%
Equity/Other	18	Market Quotes	Indicative Dealer Quotes	$28.5 - $30.0	$29.3
	87	Market Quotes	Indicative Dealer Quotes	€209.0 - €217.0	€213.0

Total	$1,099,061

Credit Default Swaps—Sell Protection	$(3,262)	Market Quotes	Indicative Dealer Quotes	(26.6%) - (22.8%)	(25.2%)
Credit Default Swaps—Buy Protection	$2,443	Market Quotes	Indicative Dealer Quotes	(19.0%) - 10.9%	(18.6%)

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement.

Note 9. Financing Arrangements

The following table presents summary information with respect to the Fund’s outstanding financing arrangements as of June 30, 2015.

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.55%	$179,500	$70,500	August 25, 2015(1)
Bucks Funding Facility	Prime Brokerage Facility	L+1.10%	$129,120	$21,323	March 26, 2016(2)

(1)	On August 25, 2015, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding LLC, or Dauphin Funding, entered into an amendment to the Dauphin Funding facility (as defined below) to, among other things, extend the maturity date of the Dauphin Funding facility to August 25, 2016.

(2)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2015, neither party to the facility had provided notice of its intent to terminate the facility.

Dauphin Funding Facility

On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and a lender, and the other lenders party thereto. The Dauphin Funding facility originally provided for borrowings in an aggregate principal amount up to $150,000 on a committed basis. On December 9, 2014, the Dauphin Funding facility was amended to increase the maximum commitment available under the facility to $250,000.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets. The obligations of Dauphin Funding under the Dauphin Funding facility are non-recourse to the Fund and the Fund’s exposure under the Dauphin Funding facility is limited to the value of the Fund’s investment in Dauphin Funding.

Borrowings under the Dauphin Funding facility accrue interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus a spread of 1.55% per annum. Any amounts borrowed under the Dauphin Funding facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 25, 2015. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio.

Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Dauphin Funding facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s net asset value below a specified threshold; (f) fraud or other illicit acts by the Fund, FS Global Advisor or GSO in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.

As of June 30, 2015, $179,500, was outstanding under the Dauphin Funding facility. The carrying amount outstanding under the Dauphin Funding facility approximates its fair value. The Fund incurred costs of $626 in connection with obtaining and amending the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2015, $98 of such deferred financing costs had yet to be amortized to interest expense.

For the six months ended June 30, 2015, the components of total interest expense for the Dauphin Funding facility were as follows:

Six Months Ended June 30, 2015
Direct interest expense	$1,249
Amortization of deferred financing costs	312

Total interest expense	$1,561

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

For the six months ended June 30, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Dauphin Funding facility were as follows:

Six Months Ended June 30, 2015
Cash paid for interest expense(1)	$733
Average borrowings under the facility	$139,364
Effective interest rate on borrowings	1.79%
Weighted average interest rate	1.78%

(1)	Interest under the Dauphin Funding facility is payable quarterly in arrears and commenced on August 26, 2014.

Borrowings of Dauphin Funding are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

Bucks Funding Facility

On March 10, 2015, the Fund’s wholly-owned financing subsidiary, Bucks Funding, entered into a committed facility arrangement, or the Bucks Funding facility, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP, or, collectively, the BNPP Entities. On March 10, 2015, Bucks Funding entered into an amendment to the Bucks Funding facility to increase the maximum commitment financing available to Bucks Funding under the Bucks Funding facility to $150,000 from $100,000. The Bucks Funding facility was effected through a committed facility agreement by and between Bucks Funding and BNPP, or the committed facility agreement, a U.S. PB agreement by and between Bucks Funding and BNPP, and a special custody and pledge agreement by and among Bucks Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of March 10, 2015, and which are collectively referred to herein as the BNP financing agreements.

The Fund may contribute securities to Bucks Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Bucks Funding or will receive fair market value for any securities sold to Bucks Funding. Bucks Funding may purchase additional securities from various sources. Bucks Funding has appointed the Fund to manage its portfolio of securities pursuant to the terms of an investment management agreement. Bucks Funding’s obligations to BNPP under the Bucks Funding facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Bucks Funding under the Bucks Funding facility are non-recourse to the Fund, and the Fund’s exposure under the Bucks Funding facility is limited to the value of its investment in Bucks Funding.

Borrowings under the Bucks Funding facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent the aggregate principal amount available under the Bucks Funding facility has not been utilized. Bucks Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings, Inc., during the term of the Bucks Funding facility. Upon any such termination, BNPP is required to pay Bucks Funding a fee equal to 0.20% of the maximum amount of financing available on the termination date. Bucks Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining the Bucks Funding facility.

In connection with the Bucks Funding facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The BNP financing agreements contain the following customary events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Bucks Funding; (b) any change in BNPP’s interpretation of applicable law that, in the reasonable opinion of counsel to BNPP, has the effect of impeding or prohibiting the Bucks Funding facility; (c) certain events of insolvency or bankruptcy by the Fund or Bucks Funding; (d) specified material reductions in the Fund’s or Bucks Funding’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the investment advisory agreement or if FS Global Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP.

Under the terms of the BNP financing agreements, BNPP has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Bucks Funding will receive a fee from BNPP in connection with any rehypothecated securities. Bucks Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Bucks Funding to BNPP. Bucks Funding may recall any rehypothecated security at any time, and BNPP must return such security or equivalent security within a commercially reasonable period. In the event BNPP does not return the security, Bucks Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNPP under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Bucks Funding under the BNP financing agreements, BNPP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Bucks Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

As of June 30, 2015, $129,120 was outstanding under the Bucks Funding facility. The carrying amount outstanding under the Bucks Funding facility approximates its fair value. The Fund incurred costs of $150 in connection with obtaining the Bucks Funding facility, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2015, $87 of such deferred financing costs had yet to be amortized to interest expense.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

For the six months ended June 30, 2015, the components of total interest expense for the Bucks Funding facility were as follows:

Six Months Ended June 30, 2015
Direct interest expense	$329
Non-usage fees	65
Amortization of deferred financing costs	63

Total interest expense	$457

For the six months ended June 30, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Bucks Funding facility were as follows:

Six Months Ended June 30, 2015
Cash paid for interest expense(1)	$—
Average borrowings under the facility(2)	$93,701
Effective interest rate on borrowings (including the effect of non-usage fees)	1.36%
Weighted average interest rate (including the effect of non-usage fees)	1.53%

(1)	Interest under the Bucks Funding facility is payable monthly in arrears and commenced on March 10, 2015.

(2)	The average borrowings under the Bucks Funding facility are calculated for the period since the Fund commenced borrowing thereunder to June 30, 2015.

Borrowings of Bucks Funding are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Companies’ prospectuses and the Companies’ and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Global Advisor and its affiliates (including Franklin Square Holdings) for the reimbursement of amounts funded or waived by Franklin Square Holdings and its affiliates.

See Note 7 for a discussion of the Fund’s unfunded commitments.

Note 12. Recently Issued Accounting Standards

In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest-Imputation of Interest, to simplify the presentation of debt issuance costs in financial statements. Under existing guidance, debt issuance costs are recognized as a deferred charge and presented as an asset on the statement of assets and liabilities. The amendments to the guidance require that debt issuance costs related to a recognized liability for indebtedness be presented in the statement of assets and liabilities as a direct deduction from the carrying amount of that liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs is not affected by the amendments to the guidance. The amendments to the FASB codification guidance are to be applied retrospectively with applicable disclosures for a change in accounting principle upon transition. For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2015. Early application by public entities is permitted. Management of the Fund is currently assessing the impact of this guidance on the Fund’s financial statements.

Supplemental Information

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

FS GLOBAL CREDIT
OPPORTUNITY FUND
201 Rouse Boulevard Philadelphia, PA 19112
215-495-1150
Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund — A and FS Global Credit Opportunities Fund — D in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This semi-annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund.
Past performance is not indicative of future results.
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.
SAN15-FSGCO
RRD 8/15

Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)	The Fund’s unaudited consolidated schedule of investments as of June 30, 2015 is included as part of the Semi-Annual Report included in Item 1 of this semi-annual report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Fund’s annual report on Form N-CSR for the fiscal year ended December 31, 2014.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this semi-annual report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual report on Form N-CSR.

(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 28, 2015

By:	/s/ William Goebel
William Goebel
Chief Financial Officer
(Principal Financial Officer)
Date: August 28, 2015